                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

    Filed by the registrant /X/
    Filed by a party other than the registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / /  Confidential, for Use of the Commission Only (as permitted by Rule
         14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               LABOR READY, INC.
         -------------------------------------------------------------
                (Name of Registrant as specified in its Charter)

                               LABOR READY, INC.
         -------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials
/ /  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount previously paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

                                     [LOGO]

                               Tacoma, Washington
                                 July 10, 1997

Dear Shareholders:

    It is a pleasure to invite you to your Company's 1997 Annual Meeting of Shareholders, to be held at the Company's old headquarters, 2156 Pacific Avenue, Tacoma, Washington, on Tuesday, August 13, 1997 at 10:00 a.m. (Pacific Daylight
Time).

    The matters to be acted upon are described in the accompanying Notice of Annual Meeting and Proxy Statement.

    The Company has continued to expand dramatically in the last year with over 300 dispatch offices now open. I hope that those shareholders who find the time and place convenient will attend the meeting. We will report on Labor Ready's operations and respond to any questions you may have.

    YOUR VOTE IS VERY IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED. PLEASE SIGN, DATE, AND MAIL THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE PREPAID ENVELOPE IN ORDER TO ENSURE THAT YOUR VOTE IS COUNTED. IF YOU ATTEND THE MEETING, YOU WILL, OF COURSE, HAVE THE RIGHT TO VOTE YOUR SHARES IN PERSON.

                                          Very truly yours,

                                                     [SIGNATURE]

                                          Glenn A. Welstad
                                          Chairman of the Board,
                                          Chief Executive Officer and
                                          President

                               LABOR READY, INC.
                             1016 SOUTH 28TH STREET
                            TACOMA, WASHINGTON 98409

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 JULY 10, 1997

                            ------------------------

To the Shareholders:

    The Annual Meeting of the Shareholders of Labor Ready, Inc., a Washington corporation, will be held at the Company's old headquarters, 2156 Pacific Avenue, Tacoma, Washington, on Tuesday, August 13, 1997, at 10:00 a.m. (Pacific Daylight Time) for the following purposes:

         1. To elect the directors to serve until the next Annual Meeting of Shareholders, and until their respective successors are elected and qualified;

         2. To ratify the selection of BDO Seidman, LLP as the Company's independent auditors; and

         3. To transact such other business as may properly come before the meeting or any adjournment thereof.

    Only shareholders of record at the close of business on July 10, 1997 will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof.

                                          By Order of the Board of Directors

                                                      [SIGNATURE]

                                          Ronald L. Junck, SECRETARY
                                          Tacoma, Washington
                                          July 10, 1997

                             YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT AS PROMPTLY AS POSSIBLE IN THE ENCLOSED STAMPED AND ADDRESSED ENVELOPE IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED. THE GIVING OF SUCH PROXY DOES NOT AFFECT YOUR RIGHT TO REVOKE IT LATER OR VOTE YOUR SHARES IN PERSON IN THE EVENT THAT YOU SHOULD ATTEND THE MEETING.

                               LABOR READY, INC.
                             1016 SOUTH 28TH STREET
                            TACOMA, WASHINGTON 98409

                            ------------------------

                                PROXY STATEMENT
                               ------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                            TUESDAY, AUGUST 13, 1997

                            ------------------------

    This Proxy Statement is furnished by the Board of Directors of Labor Ready, Inc., a Washington corporation (the "Company" or "Labor Ready"), to the holders of common stock, no par value, of the Company (the "Common Stock"), in connection with the solicitation of proxies by the Board of Directors for use at the 1997 Annual Meeting of Shareholders of the Company (the "Annual Meeting"), to be held at 10:00 a.m. (Pacific Daylight Time) on Tuesday, August 13, 1997, at the Company's old headquarters, 2156 Pacific Avenue South, Tacoma, Washington, and at any adjournment thereof.

    REVOCATION OF PROXIES. Shareholders who execute proxies retain the right to revoke them at any time before they are voted. A proxy may be revoked: (i) by written notice to the Corporate Secretary of the Company at 1016 South 28th Street, Tacoma, Washington 98409; (ii) by submission of a proxy with a later date; (iii) by a written request delivered in person to return the executed proxy; or (iv) by attending the Meeting and voting at the Meeting. A shareholder's right to revoke his or her proxy is not limited by or subject to compliance with a specified formal procedure, but written notice should be given to the Secretary of the Company at or before the meeting so that the number of shares represented by proxy can be recomputed.

    VOTING OF PROXIES. When proxies are returned properly executed, the shares represented thereby will be voted, and will be voted in accordance with the shareholders' directions. Shareholders are urged to specify their choices by marking the appropriate box on the enclosed proxy card; if no choice has been specified, the shares will be voted FOR THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS AND FOR PROPOSAL 2 and, with respect to any other business that may come before the meeting, as recommended by the Board of Directors. A shareholder may vote for, against, or abstain from voting on, any matter that may properly come before the meeting.

    QUORUM. Shares represented by proxies containing an abstention as to any matter will be treated as shares that are present and entitled to vote for purposes of determining a quorum. Similarly, shares held by brokers or nominees for the accounts of others as to which voting instructions have not been given ("Broker Non-Votes") will be treated as shares that are present and entitled to vote for purposes of determining a quorum.

    EFFECT OF ABSTENTIONS AND BROKER NON-VOTES. Abstentions and Broker Non-Votes will have no effect in the election of directors or ratification of the independent accountants.

    RECORD DATE. Shareholders of record at the close of business on July 10, 1997 are entitled to vote at the Meeting. At June 30, 1997, the Company had 12,267,289 shares of Common Stock outstanding, and there were 1,921,687 shares of preferred stock outstanding. Each share of Common Stock entitles the holder thereof to one vote and each share of preferred stock is entitled to one vote.

    DISCRETIONARY AUTHORITY. If any nominee for director is unable to serve or for good cause will not serve, or if any matters not specified in this Proxy Statement come before the meeting, eligible shares will be voted as specified by the named proxies pursuant to discretionary authority granted in the proxy. At the time this Proxy Statement was printed, management was not aware of any other matters to be voted on.

    SOLICITATION OF PROXIES. Proxies may be solicited by officers, directors and regular supervisory and executive employees of the Company, none of whom will receive any additional compensation for their services.

    MAILING AND FORWARDING OF PROXY MATERIALS. This Proxy Statement and the enclosed proxy card are first being mailed to shareholders on or about July 13, 1997. The Company will also arrange with brokerage firms and other custodians, nominees and fiduciaries to forward proxy solicitation material to certain beneficial owners of the Company's common stock and the Company will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

    EXECUTIVE OFFICES. The principal executive office of the Company is 1016 South 28th Street, Tacoma, Washington 98409. The phone number for the Company is
(206) 383-9101.

PROPOSAL 1.  ELECTION OF DIRECTORS

    GLENN A. WELSTAD, age 53, has served as the Company's Chairman of the Board of Directors, Chief Executive Officer and President since February 1988. Prior to joining the Company, Mr. Welstad was an officer of Body Toning, Inc., W.I.T. Enterprises, and Money Mailer from February 1987 to March 1989. In 1969 Mr. Welstad founded Northwest Management Corporation, a holding company for restaurant operations. Over the course of 15 years, Mr. Welstad expanded the operations to 22 locations in five states, which included eight Hardee's Hamburger Restaurants as well as pizza and Mexican restaurants. In March 1984, Mr. Welstad sold his ownership interest in Northwest Management Corporation.

    RALPH E. PETERSON, age 63, has served as a director of the Company since January 1996, and as Executive Vice President and Chief Operating Officer since September 1996. Prior to that he served as Chief Financial Officer and Assistant Secretary of the Company from January 1996 and as Treasurer from June 1996 until November 1996. Prior to joining the Company he served as Executive Vice President and Chief Financial Officer of Rax Restaurants, Inc. from December 1991 until August 1995. Rax Restaurants, Inc. entered Chapter 11 bankruptcy on November 23, 1992 and emerged from bankruptcy pursuant to a plan of reorganization on November 8, 1993. From April 1983 to his retirement in December 1991, Mr. Peterson was Executive Vice President and Chief Financial Officer and a director of Hardee's Food Systems, Inc., a restaurant company operating and franchising over 4,000 restaurants located throughout the United States and abroad.

    RONALD L. JUNCK, age 49, has served as a director and Secretary of the Company since November of 1995. He is an attorney in Phoenix, Arizona where he has practiced law since 1974. Mr. Junck is legal advisor and counsel to a large number of corporations on a wide range of issues. He has extensive experience in contracts, negotiations, corporate matters, acquisitions, leasing and employment law, and has lectured widely to business groups on various topics. As an experienced trial attorney, he has practiced in various state and federal courts, as well as the U.S. Court of Appeals for the Ninth Circuit in San Francisco and the U.S. Claims Court. He has been elected to fellowship in the Arizona Bar Foundation and sits on the Board of Directors of several charitable organizations. Mr. Junck is legal counsel to the Company. In 1996, the Company paid $337,000 to his firm for legal services.

    RICHARD W. GASTEN, age 59, has served as a director of the Company since August 1996. Mr. Gasten also has served as a director of the Company's Canadian subsidiary and as a consultant to the Company since September 1995. Effective June 1, 1997, Mr. Gasten was appointed to the position of Vice-President and Secretary of Labour Ready Temporary Services Ltd., the Company's Canadian Subsidiary, and is responsible for all Canadian operations. With this appointment, Mr. Gasten's consulting agreement with the Company was terminated. Since May 1985 to March 1997, Mr. Gasten has served as a management consultant for several companies. Additionally, Mr. Gasten has over 25 years experience as a member of executive management with Western Capital Trust Company, Vancouver, B.C., Unity Bank of Canada and The Bank of Nova Scotia.

    THOMAS E. MCCHESNEY, age 50, has served as a director of the Company since July 1995. In September 1996, Mr. McChesney became associated with Blackwell Donaldson and Co. as director of investment banking. Mr. McChesney was associated with Bathgate and McColley Capital, L.L.C. from January 1996 to September 1996. Mr. McChesney is also a director of Firstlink Communications, Inc. and THISoftware Co., Inc. Previously, Mr. McChesney was an officer and director of Paulson Investment Co. and Paulson Capital Corporation from March 1977 to June 1995.

    ROBERT J. SULLIVAN, age 67, has served as a director of the Company since November 1994. Prior to becoming a director he served as a financial consultant of the Company from July 1993 to June 1994. Mr. Sullivan served as Chief Financial Officer of Unifast Industries, Inc. from June 1990 to November 1991, and General Manager of Reserve Supply Company of Long Island from July 1992 to December 1993. Additionally, Mr. Sullivan has an extensive career of over 33 years in financial management with companies listed on NYSE and AMEX such as American Express Company, Bush Universal, Inc., Cablevision Systems, Inc. and Micron Products, Inc.

INDEMNIFICATION OF DIRECTORS

    The Washington Business Corporation Act (the "Washington Business Act") provides that a company may indemnify its directors and officers as to certain liabilities. The Company's Articles of Incorporation and Bylaws provide for the indemnification of its directors and officers to the fullest extent permitted by law. The effect of such provisions is to indemnify the directors and officers of the Company against all costs, expenses and liabilities incurred by them in connection with any action, suit or proceeding in which they are involved by reason of their affiliation with the Company, to the fullest extent permitted by law.

COMPENSATION OF DIRECTORS

    Each nonemployee Director receives $1,000 for attending each regular or special board of directors meeting and $350 for attending each assigned committee meeting. The 1996 Stock Option Plan provides for the grant to Directors of the Company an annual grant of a nonqualified option for 1,000 shares on the first business day of each January exercisable at the fair market value of the Company's common stock. In addition, the Board of Directors may grant a nonqualified option to a director upon his or her initial election or appointment to the Board of Directors.

COMMITTEES

    COMPENSATION COMMITTEE. The Company's executive compensation is determined by a compensation committee comprised of Messrs. Welstad, Junck and Sullivan. In 1996, the Compensation Committee met 4 times.

    AUDIT COMMITTEE. The Company appointed an Audit Committee in 1996, which consists of Messrs. Sullivan, Peterson, Gasten and McChesney. The Audit Committee meets with management to consider the adequacy of the internal controls and the objectivity of financial reporting; the committee also meets with the independent auditors about these matters. The committee recommends to the board the appointment of the independent auditors, subject to ratification by the shareholders at the annual meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    Common stock ownership of all directors and officers of the Company and all persons known by management to be owners of five percent or more of the Company's outstanding equity securities, as of June 15, 1997, is set forth below. There are no other individuals known to management to be owners of five percent or more of the outstanding shares of any class of the Company's securities. Percentages reflected below are based on 12,267,289 common shares and 1,921,687 preferred shares outstanding on June 15, 1997.

                                                                                 AMOUNT OF
NAME AND ADDRESS                                                                 BENEFICIAL
OF BENEFICIAL OWNER                                      TITLE OF CLASS         OWNERSHIP(1)       PERCENT OF CLASS
-----------------------------------------------------  ------------------  ----------------------  -----------------
Glenn Welstad .......................................  Common Stock                1,771,257                14.3%
  1016 South 28th Street                               Preferred Stock             1,308,488                68.1%
  Tacoma, WA 98409

Ralph E. Peterson(2).................................  Common Stock                   64,466               *

Richard W. Gasten(3).................................  Common Stock                      450               *

Ronald Junck(3)......................................  Common Stock                   69,687               *

Thomas McChesney(4)(5)...............................  Common Stock                   41,187               *

Robert J. Sullivan(5)................................  Common Stock                   11,450               *

All Officers and Directors as a Group (11              Common Stock                1,971,882                15.9%
  individuals).......................................  Preferred Stock             1,308,488                68.1%

------------------------

 * Less than 1%.

(1) Beneficial ownership is calculated in accordance with Rule 13d-3(d)(1) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and includes shares of Common Stock issuable upon exercise of options, warrants, and other securities convertible into or exchangeable for Common Stock ("Convertible Securities") currently exercisable or exercisable within 60 days of May 1, 1997.

(2) Includes currently exercisable options to purchase 30,000 shares of Common Stock at $7.93 per share and 30,000 shares of Common Stock at $13.375 per share.

(3) Includes currently exercisable options to purchase 450 shares of Common Stock at $9.07 per share.

(4) Includes 29,687 shares of Common Stock held individually by Thomas E. McChesney and 10,000 shares of Common Stock held by his wife, Elizabeth R. McChesney.

(5) Includes currently exercisable options to purchase 450 shares of Common Stock at $4.97 per share.

PROPOSAL 2.  RATIFICATION OF SELECTION OF AUDITORS

    The Board of Directors will request that the shareholders ratify its selection of BDO Seidman, LLP, independent auditors, to examine the consolidated financial statements of the Company for the calendar year ending December 31, 1997. BDO Seidman, LLP audited the consolidated financial statements of the Company for the calendar year ended December 31, 1996. Representatives of BDO Seidman, LLP will be present at the Annual Meeting to make a statement if they desire to do so and respond to questions by shareholders. The affirmative vote of a majority of the shares represented at the meeting is required for the ratification of the Board's selection of BDO Seidman, LLP as the Company's independent auditors for the calendar year ending December 31, 1997. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE SELECTION OF BDO SEIDMAN, LLP AS INDEPENDENT AUDITORS OF THE COMPANY.

                             EXECUTIVE COMPENSATION

    The following tables set forth compensation paid by the Company for services rendered in the Company's last three completed fiscal years ended December 31, 1996, to the Company's chief executive officer and the highest paid executives whose total compensation exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                                  LONG-TERM
                                                                             COMPENSATION AWARDS
                                                                             -------------------
                                                                 ANNUAL          SECURITIES
                                                              COMPENSATION       UNDERLYING
                    NAME AND                                  -------------       OPTIONS/
               PRINCIPAL POSITION                    YEAR       SALARY($)           SARS
-------------------------------------------------  ---------  -------------  -------------------
Glenn A. Welstad                                        1996   $   401,486               --
  President and Chief Executive Officer                 1995       375,000           --
                                                        1994       216,653

Ralph E. Peterson                                       1996   $   154,772          225,000
  Execute Vice President And Chief Operating            1995            --               --
  Officer                                               1994            --               --

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                    NUMBER OF       % OF TOTAL                                POTENTIAL REALIZABLE VALUE OF ASSUMED
                                   SECURITIES      OPTIONS/SARS                                    ANNUAL RATES OF STOCK PRICE
                                   UNDERLYING       GRANTED TO      EXERCISE OR                  APPRECIATION FOR OPTION TERM(1)
                                  OPTIONS/SARS     EMPLOYEES IN     BASE PRICE   EXPIRATION   --------------------------------------
              NAME                 GRANTED(2)       FISCAL YEAR      ($/SH)(3)      DATE          0%           5%           10%
--------------------------------  -------------  -----------------  -----------  -----------  ----------  ------------  ------------
Ralph E. Peterson                   (a)  75,000             27%           7.93      2/26/01   $  105,002  $    342,982  $    644,900
                                    (b) 150,000             54%          13.38     10/30/01       --         1,500,072     2,366,023

------------------------

(1) The potential realizable value portion of the table illustrates value that might be realized upon exercise of the options immediately prior to the expiration of their term, assuming the specified compounded rates of appreciation on the Company's Common Stock over the term of the options. These numbers do not take into account certain provisions of the options providing for cancellation of the option following termination of employment.

(2) Options to acquire shares of Common Stock, each of which vest 1/4 annually, beginning on February 26, 1996, when 15,000 shares vested immediately upon grant of option (a), and on October 30, 1996, when 30,000 shares vested immediately upon grant of option (b).

(3) The option exercise price may be paid in shares of Common Stock owned by the executive officer, in cash, or in any other form of valid consideration or a combination of any of the foregoing, as determined by the Compensation Committee in its discretion.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES

                                                                    NUMBER OF SECURITIES        VALUE OF UNEXERCISED
                                                                   UNDERLYING UNEXERCISED           IN-THE-MONEY
                                                                  OPTIONS/SARS AT DECEMBER        OPTIONS/SARS AT
                                                                          31, 1996              DECEMBER 31, 1996($)
                              SHARES ACQUIRED       VALUE        --------------------------  --------------------------
            NAME              ON EXERCISE(#)     REALIZED($)     EXERCISABLE/ UNEXERCISABLE  EXERCISABLE/ UNEXERCISABLE
----------------------------  ---------------  ----------------  -----------  -------------  -----------  -------------
Ralph E. Peterson                   --                --             45,000        180,000    $  74,175    $   296,700

    Mr. Welstad also received in his capacity as a shareholder of preferred stock $29,077 in 1996, 1995 and 1994 in dividends declared payable to the preferred shareholders in December, 1995, 1994 and 1993, and paid in January, 1996, 1995 and 1994, respectively.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION*

    The Company's executive compensation is determined by a compensation committee (the "Compensation Committee") comprised of the three members of the Board of Directors. Messrs. Junck, Welstad and Sullivan are members of the Compensation Committee. The philosophy of the Company's executive compensation program is that compensation of executive officers should be directly and materially linked to both the operating performance of the Company and to the interests of Shareholders. In implementing this philosophy, the Company's policies integrate annual base compensation with incentive awards based upon the Company's earnings per share. Annual cash compensation, together with incentive compensation and grants of stock options, is designed to attract and retain qualified executives and to ensure that such executives have a continuing stake in the long term success of the Company.

    With respect to compensation for the Company's CEO, the compensation committee takes into account the existing significant stock ownership of the CEO. The compensation committee believes that as the Company's single largest shareholder, the CEO's interests are already aligned with the interests of all shareholders. As a result, the CEO does not receive stock options or other stock based performance incentives. The compensation committee has increased the CEO's cash compensation in recent years in recognition of the Company's dramatic increases in quantitative measurements of revenues, profitability, and number of dispatch offices open.

    With respect to other executive officers, the compensation committee sets annual base salary based on recommendations of the CEO, which are generally targeted at the median of companies of comparable revenue size in the Pacific Northwest. These companies are selected informally without the use of a compensation consultant. Annual salary increases are typically modest, except to reflect changes in responsibilities. The Company is currently modifying its executive incentive plans, but the compensation committee believes the incentive plan's basis for incentive compensation will be the Company's earnings per share.

Members of the Compensation Committee

Ronald L. Junck
Glenn A. Welstad
Robert J. Sullivan

EMPLOYMENT AGREEMENTS

    On October 31, 1995, the Company entered into an employment agreement with Glenn Welstad, the Company's chairman and chief executive officer, which provides for annual compensation of $31,250 per month, subject to annual increases on the anniversary date of the agreement of 10% of the prior period's base salary. In addition, the employment agreement provides for a bonus, as determined by the compensation committee, based on Mr. Welstad's performance, and the overall performance of the Company. The term of Mr. Welstad's employment agreement runs from October 31, 1995 through December 31, 1998.

------------------------

* The report of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under either the Securities Act of 1933, as amended, or the Securities Act of 1934, as amended (together, the "Acts"), except to the extent that the Company specifically incorporates such report by reference; and further, such report shall not otherwise be deemed filed under the Acts.

    On March 19, 1997, the Company entered into an employment agreement with Ralph E. Peterson, the Company's executive vice president and chief operating officer, the term of which commenced on September 13, 1996 and runs through September 12, 2000, unless extended or sooner terminated as provided in the agreement. Mr. Peterson's employment agreement provides for annual compensation of $20,000 per month, and the Company may increase Mr. Peterson's compensation and award him bonuses, at the discretion of the Board of Directors, based on Mr. Peterson's performance and the overall performance of the Company. In addition, Mr. Peterson's employment agreement grants him an option vesting in annual increments over four years to purchase a total of 150,000 shares of the Company's common stock.

PERFORMANCE GRAPH

    The following graph depicts the Company's stock price performance from April 11, 1994 (the date on which quotations for the Common Stock first appeared on the OTC Bulletin Board) through December 31, 1996, relative to the performance of the Nasdaq Stock Market (U.S. Companies), and a peer group of companies in the temporary labor industry. All indices shown in the graph have been reset to a base of 100 as of April 11, 1994, and assume an investment of $100 on that date and the reinvestment of dividends, if any, paid since that date. The lines represent calendar year end index levels; if the Company's calendar year ended on a Sunday, the preceding trading day was used.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             LABOR READY, INC.   PEER GROUP    NASDAQ COMPOSITE (US)
4/11/1994                 $100          $100                     $100
12/30/1994                $228          $119                     $101
6/30/1995                 $494          $116                     $125
12/29/1995                $600          $133                     $142
6/28/1996                $1050          $174                     $160
12/31/1996                $759          $150                     $174

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 requires the directors and executive officers, and persons who own beneficially more than ten percent of the Common Stock of the Company, to file reports of ownership and changes in ownership, with the Securities and Exchange Commission. Copies of all reports are required to be furnished to the Company pursuant to Section 16(a). Based on the reports received by the Company, and on written representations from the reporting persons, the Company believes that the directors, officers, and greater than ten percent beneficial owners, complied with all applicable reporting requirements during the year ended December 31, 1996.

                           PROPOSALS OF SHAREHOLDERS

    Shareholder proposals to be presented at the Company's next Annual Meeting of Shareholders and included in the Company's Proxy Statement relating to such meeting must be received by the Company at its executive offices no later than February 1, 1998.

                                 OTHER BUSINESS

    It is not intended by the Board of Directors to bring any other business before the meeting, and so far as is known to the Board, no matters are to be brought before the meeting except as specified in the notice of the meeting. However, as to any other business which may properly come before the meeting, it is intended that proxies, in the form enclosed, will be voted in respect thereof, in accordance with the judgment of the persons voting such proxies.

                           FORM 10-K REPORT AVAILABLE

    A copy of the Company's annual report on Form 10-K, as filed with the Securities and Exchange Commission, will be furnished without charge to shareholders upon request to Chief Financial Officer, Labor Ready, Inc., 1016 South 28th Street, Tacoma, Washington 98409; telephone: (206) 383-9101

                                          LABOR READY, INC.

                                          By Order of the Board of Directors

                                                      [SIGNATURE]

                                          Ronald L. Junck
                                          SECRETARY

Tacoma, Washington
July 10, 1997

                                     PROXY
                     FOR ANNUAL MEETING OF THE SHAREHOLDERS
                               LABOR READY, INC.
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Glenn A. Welstad and Ronald L. Junck (collectively, the "Proxies"), and each of them, with full power of substitution, as proxies to vote the shares which the undersigned is entitled to vote at the Annual Meeting of the Company to be held to be held at 10:00 a.m. (Pacific Daylight Time) on Tuesday, August 13, 1997, at 2156 Pacific Avenue, Tacoma, Washington, and at any adjournment thereof.

1.         FOR Election of directors:  / /  Glenn A. Welstad, Robert J.
           Sullivan, Thomas E. McChesney, Ralph E. Peterson, Ronald L. Junck, and Richard W. Gasten.

           WITHHOLD AUTHORITY To Vote for the following Directors (write in name):

           -------------------------------------------------------------------

2. Proposal to ratify the selection of BDO Seidman, LLP as the Company's independent auditors for the calendar year ending
           December 31, 1997.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

    This proxy when properly signed will be voted and will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL DIRECTORS AND FOR PROPOSAL 2.
                                                    ____________________________

                                                    Signature
                                                    ____________________________

                                                    Signature, if held jointly
                                                    Dated: _______________, 1997

    IMPORTANT--PLEASE SIGN AND RETURN PROMPTLY. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.